UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 23, 2017

CATCHMARK TIMBER TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-36239	20-3536671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Concourse Parkway, Suite 2325
Atlanta, GA 30328
          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (855) 858-9794

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

At the 2017 annual meeting of stockholders of Catchmark Timber Trust, Inc. (the “Company”) held on June 23, 2017, the stockholders of the Company approved the Catchmark Timber Trust, Inc. 2017 Incentive Plan (the “2017 Incentive Plan”). A total of 1,800,000 shares of the Company’s common stock are reserved and available for issuance pursuant to awards granted under the 2017 Incentive Plan. A description of the material terms of the 2017 Incentive Plan was included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 18, 2017 and is incorporated herein by reference.

Item 5.07     Submission of Matters to a Vote of Security Holders.

The Company held its 2017 annual meeting of stockholders (the “Annual Meeting”) on June 23, 2017. At the close of business on April 7, 2017, the record date for the Annual Meeting, there were 38,752,573 shares of the Company’s common stock outstanding and entitled to vote. Holders of 31,988,333 shares of common stock were present at the Annual Meeting, either in person or by proxy, representing 82.545% of the Company’s outstanding common stock.

The Annual Meeting was held for the purpose of considering and voting upon the following proposals:

1.	To elect seven directors to serve on the Company’s board of directors until the 2018 annual meeting of stockholders or until their successors are duly elected and qualified;

2.	To approve, on an advisory basis, the compensation of the Company’s named executive officers;

3.	To approve the 2017 Incentive Plan; and

4.	To ratify the appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2017.

At the Annual Meeting, the stockholders elected all seven director nominees, approved the compensation of the Company’s named executive officers, approved the 2017 Incentive Plan, and ratified the appointment of Deloitte. The votes cast with respect to each proposal were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal No. 1: Election of Directors
Jerry Barag	23,000,193	511,026	67,768	8,409,346
Paul S. Fisher	15,955,191	7,557,429	66,367	8,409,346
Donald S. Moss	22,955,621	556,360	67,006	8,409,346
Willis J. Potts, Jr.	22,961,282	550,229	67,476	8,409,346
John F. Rasor	22,761,938	747,382	69,667	8,409,346
Douglas D. Rubenstein	15,266,538	8,250,952	61,497	8,409,346
Henry G. Zigtema	15,971,641	7,538,871	68,475	8,409,346

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal No. 2: Advisory Vote on Executive Compensation	22,397,251	1,036,451	145,285	8,409,346

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal No. 3: Approval of 2017 Incentive Plan	14,250,481	9,172,079	156,427	8,409,346

	Votes For	Votes Against	Abstentions
Proposal No. 4: Ratification of Appointment of Deloitte	30,619,232	1,234,445	134,656

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CATCHMARK TIMBER TRUST, INC.

Date: June 26, 2017	By:	/s/ Jerry Barag
Jerry Barag President & CEO